Exhibit 7.1 - Stock Transfer Agreement and Proxies

                  INSTRUMENT OF CONVEYANCE AND
                    DECLARATION OF OWNERSHIP


     FOR VALUE RECEIVED, Christopher C. Demetree ("Assignor"), as

of and on the date hereof, hereby transfers, assigns, sells and conveys to the following ("Assignees"):

     1. J. C. Demetree, Jr., an undivided twenty percent (20%) interest;

     2. Mark C. Demetree, an undivided twenty percent (20%) interest;

     3. Elisa A. Demetree, an undivided ten percent (10%) interest;

     4. Leslie A. Doherty, an undivided ten percent (10%) interest;

each and all such interests to be owned and held as tenants in common with the Assignor, in and to the 256,000 (Certificate

#1419) shares of common capital stock ("Stock") of Crown

Laboratories, Inc. ("Company") standing in Assignor's name on the books and records of the Company.

     By this instrument and the Stock Transfer Assignments

Separate from Certificate attached hereto, the Assignor agrees and declares that, as of the date hereof, the Assignor and the

Assignees each own and hold their respective undivided interests in and to the Stock as tenants in common and not as partners,

trustees, co-venturers, unincorporated association, or any other form of business relationship.

     IN WITNESS WHEREOF, the undersigned has executed and

delivered this Instrument as of June 10th, 1993.


                                /s/ Christopher C. Demetree
                                ___________________________
                                CHRISTOPHER C. DEMETREE
/s/ Notary Public
_________________
WITNESS

                            P R O X Y


     I, ELISA A. DEMETREE, do hereby constitute and appoint

CHRISTOPHER C. DEMETREE, as my attorney and agent for me, and in my name, place, and stead, to vote as my proxy at any and all stockholders' meetings to be held between the date of this Proxy and December 31, 1999, unless sooner revoked, with full power and authority to cast the number of votes that all my interest in shares of stock owned jointly by me and my said attorney in Crown

Laboratories, Inc. would entitled me to cast as if I were then personally present and owned such stock fully and outright in my own name, and authorize CHRISTOPHER C. DEMETREE to act for me and in my name and stated as fully as I could act if I were present,

giving to CHRISTOPHER C. DEMETREE, as my attorney and agent, full power of substitution and revocation.

     In Witness Whereof, I have executed this Proxy on this 29th day of March, 1995.



                                /s/ Elisa A. Demetree
                                ______________________
                                ELISA A. DEMETREE

                            P R O X Y


     I, J. C. DEMETREE, JR., do hereby constitute and appoint

CHRISTOPHER C. DEMETREE, as my attorney and agent for me, and in my name, place, and stead, to vote as my proxy at any and all stockholders' meetings to be held between the date of this Proxy and December 31, 1999, unless sooner revoked, with full power and authority to cast the number of votes that all my interest in shares of stock owned jointly by me and my said attorney in Crown

Laboratories, Inc. would entitled me to cast as if I were then personally present and owned such stock fully and outright in my own name, and authorize CHRISTOPHER C. DEMETREE to act for me and in my name and stated as fully as I could act if I were present,

giving to CHRISTOPHER C. DEMETREE, as my attorney and agent, full power of substitution and revocation.

     In Witness Whereof, I have executed this Proxy on this 29th day of March, 1995.



                                /s/ J. C. Demetree, Jr.
                                ________________________
                                J. C. DEMETREE, JR.

                            P R O X Y


     I, MARK C. DEMETREE, do hereby constitute and appoint

CHRISTOPHER C. DEMETREE, as my attorney and agent for me, and in my name, place, and stead, to vote as my proxy at any and all stockholders' meetings to be held between the date of this Proxy and December 31, 1999, unless sooner revoked, with full power and authority to cast the number of votes that all my interest in shares of stock owned jointly by me and my said attorney in Crown

Laboratories, Inc. would entitled me to cast as if I were then personally present and owned such stock fully and outright in my own name, and authorize CHRISTOPHER C. DEMETREE to act for me and in my name and stated as fully as I could act if I were present,

giving to CHRISTOPHER C. DEMETREE, as my attorney and agent, full power of substitution and revocation.

     In Witness Whereof, I have executed this Proxy on this 29th day of March, 1995.



                                /s/ Mark C. Demetree
                                _____________________
                                MARK C. DEMETREE

                            P R O X Y


     I, LESLIE D. DOHERTY, do hereby constitute and appoint

CHRISTOPHER C. DEMETREE, as my attorney and agent for me, and in my name, place, and stead, to vote as my proxy at any and all stockholders' meetings to be held between the date of this Proxy and December 31, 1999, unless sooner revoked, with full power and authority to cast the number of votes that all my interest in shares of stock owned jointly by me and my said attorney in Crown

Laboratories, Inc. would entitled me to cast as if I were then personally present and owned such stock fully and outright in my own name, and authorize CHRISTOPHER C. DEMETREE to act for me and in my name and stated as fully as I could act if I were present,

giving to CHRISTOPHER C. DEMETREE, as my attorney and agent, full power of substitution and revocation.

     In Witness Whereof, I have executed this Proxy on this 29th day of March, 1995.



                                /s/ Leslie D. Doherty
                                ______________________
                                LESLIE D. DOHERTY